UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

InVivo Therapeutics Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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One Kendall Square, Suite B14402
Cambridge, MA 02139

SUPPLEMENT DATED APRIL 27, 2017
TO THE PROXY STATEMENT DATED APRIL 25, 2017
FOR THE
2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2017

Dear InVivo Stockholder:

        InVivo Therapeutics Holdings Corp., a Nevada corporation (the "Company"), is furnishing this supplement to its proxy statement dated April 25, 2017 (the "Proxy Statement") and proxy card (the "Proxy Card") related to the Company's Annual Meeting of Stockholders, to be held on May 30, 2017. All capitalized terms not defined herein have the meanings ascribed to them in the Proxy Statement.

        The Company is furnishing this supplement solely to correct an inadvertent error relating to the address of 2017 the Annual Meeting. The cover letter to the Proxy Statement, the Notice of Annual Meeting, page one of the Proxy Statement and the Proxy Card each incorrectly stated that the 2017 Annual Meeting will be held at the Massachusetts Biotechnology Council, 1 Cambridge Center, Cambridge, Massachusetts. The correct location of the annual meeting is the Massachusetts Biotechnology Council, 300 Technology Square, 8th Floor, Cambridge, Massachusetts. The Company apologizes for any confusion.

        Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement and Proxy Card remains unchanged. The original Proxy Cards shall continue to be valid. From and after the date of this supplement, all references to the "Proxy Statement" are to the Proxy Statement as supplemented hereby.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - Q UICK EASY IMMEDI ATE - 24 Hours a Day, 7 Days a Week or by Mail Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on May 29, 2017. INVIVO THERAPEUTICS HOLDINGS CORP. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2 AND 3. 1. ELECTION OF DIRECTORS. The election of three Class III directors, each to serve a three-year term expiring at the 2020 annual meeting, and one Class II director to serve a two-year term expiring at the 2019 annual meeting. 2. FOR AGAINST ABSTAIN APPROVAL OF AMENDMENT. To approve the amendment to our Articles of Incorporation to increase the authorized shares of common stock from 50,000,000 to 100,000,000. Class II Nominee 3. RATIFICATION OF AUDITORS. To ratify the appointment of RSM US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. FOR AGAINST ABSTAIN FOR NOMINEE WITHHOLD AUTHORITY (01) Christina Morrison Class III Nominees WITHHOLD AUTHORITY FOR NOMINEE THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, FOR PROPOSALS 2 AND 3 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (02) Mark D. Perrin FOR NOMINEE WITHHOLD AUTHORITY (03) C. Ann Merrifield FOR NOMINEE WITHHOLD AUTHORITY COMPANY ID: (04) Jeffrey S. Hatfield PROXY NUMBER: ACCOUNT NUMBER: Signature Signature Date , 2017. NOTE: Please sign exactly as your name or names appear hereon. When shares are held by joint owners, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 30, 2017 To access the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders and the Company’s 2016 Annual Report, visit: http://www.cstproxy.com/invivotherapeutics/2017 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 30, 2017 INVIVO THERAPEUTICS HOLDINGS CORP. The undersigned hereby appoints Mark D. Perrin and Tamara L. Joseph, and each of them severally, as proxies of the undersigned, each with full power to appoint his or her substitute, to represent the undersigned at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of InVivo Therapeutics Holdings Corp. (the “Company”) to be held at the Massachusetts Biotechnology Council, 300 Technology Square, 8th Floor, Cambridge, Massachusetts 02139 on May 30, 2017 at 9:00 a.m., local time, or at any adjournments or postponements thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on April 13, 2017 in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Annual Meeting and on matters incident to the conduct of the Annual Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. (Continued, and to be marked, dated and signed, on the other side)